UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2023

ONFOLIO HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41466	37-1978697
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1007 North Orange Street, 4th Floor, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (682) 990-6920

 ______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ONFO	Nasdaq Capital Market
Warrants To Purchase Common Stock	ONFOW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including those regarding the Asset Purchase Agreement (as defined), future financial and operating results, the expected closing of the Asset Purchase Agreement and any other statements about Onfolio Holdings Inc.’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as anticipate, intend, believe, estimate, plan, seek, project or expect, may, will, would, could or should, the negative of these terms or other comparable terminology. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including; difficulties in integration or a failure to attain anticipated operating results or synergies, each of which could affect the accretiveness of the acquisitions, and the other factors described in Onfolio Holdings Inc.’s public filings filed with the Securities and Exchange Commission. Onfolio Holdings Inc. undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time. You are further advised to review the Risk Factors set forth in Onfolio Holdings Inc.’s Registration Statement on Form S-1, which further detail and supplement the factors described in this paragraph.

Item 1.01. Entry into a Material Definitive Agreement.

Asset Purchase Agreement - Contentellect Limited

On January 13, 2023, Onfolio Assets LLC, Onfolio Holdings Inc.’s (the “Company”) wholly owned subsidiary entered into an Asset Purchase Agreement (“Asset Purchase Agreement”) with Contentellect Limited (“Contentellect”), a Guernsey limited liability company, and Mark Whitman, the sole owner of Contentellect. Pursuant to the Asset Purchase Agreement, Onfolio Assets LLC will purchase from Contentellect substantially all of Contentellect’s assets utilized in the operation of the business of providing online (i) content writing services (including white label content creation, eBook writing and eCommerce product description writing), (ii) website link building services (including white label link building, HARO link building and SEO outreach services), (iii) social media marketing services, and (iv) virtual assistant services to individuals, businesses and agencies through the website (“Website”) that the domain name www.contentellect.com (“Domain Name”) points at (the “Business”).

Pursuant to the Asset Purchase Agreement, and subject to the terms and conditions contained therein, at the closing, Contentellect will sell to Onfolio Assets LLC the assets, properties and rights of every kind and nature related to the Business (collectively, the "Acquired Assets"), all as more fully described in the Asset Purchase Agreement. The aggregate purchase price for the Acquired Assets is Eight Hundred and Fifty Thousand US Dollars ($850,000) payable in cash at the closing.

The Asset Purchase Agreement includes customary representations, warranties and covenants by the parties and the closing of the Asset Purchase Agreement is subject to customary closing conditions. A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01 Regulation FD.

On January 17, 2023, the Company issued a press release announcing its entry into the Asset Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

2

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.2	Asset Purchase Agreement - Contentellect
99.1	Press Release dated January 17, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONFOLIO HOLDINGS INC.

Date: January 17, 2023

	By:	/s/ Dominic Wells
Dominic Wells,
Chief Executive Officer

4